SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2011

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ		07310
(Address of principal executive offices)		(Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Knight Capital Group, Inc.

Current Report on Form 8-K

Item 7.01	Regulation FD Disclosure

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
Not Applicable

(b)	Pro Forma Financial Information
Not Applicable

(c)	Shell Company Transactions
Not Applicable

(d)	Exhibits
Exhibit 99.1 – Segment Disclosure of Knight Capital Group, Inc.

The following information is furnished under Item 7.01, “Regulation FD Disclosure” and Item 9.01, “Financial Statements and Exhibits.” This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 1, 2011, Knight Capital Group, Inc. (“Knight”) will hold its Analyst Day and will present segment information derived from the information set forth in Exhibit 99.1. Knight previously announced changes to its segment reporting which were made immediately effective for its third quarter results. The segment information set forth in Exhibit 99.1 does not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Knight’s September 30, 2011 Quarterly Report on Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

KNIGHT CAPITAL GROUP, INC.

Dated: October 31, 2011	By:	/s/ Andrew M. Greenstein
	Name:	Andrew M. Greenstein
	Title:	Managing Director, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Segment Disclosure of Knight Capital Group, Inc.